Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Acting Chief Financial Officer, Corporate Controller and Chief Accounting Officer of The Timberland Company (the “Company”), does hereby certify that to the undersigned’s knowledge:
     1. The Company’s Quarterly Report on Form 10-Q for the period ended March 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Company’s Quarterly Report on Form 10-Q for the period ended March 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN CRIMMINS
John Crimmins
Acting Chief Financial Officer, Corporate Controller and Chief Accounting Officer
Date: June 28, 2007
The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.
A signed original of this written statement, required by Section 906, has been provided to The Timberland Company and will be retained by The Timberland Company and furnished to the Securities and Exchange Commission or its staff upon request.